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                                                                    EXHIBIT 32.3


                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER
     PURSUANT TO RULE 13A-14(b) OR RULE 15D-14(b) AND 18 U.S.C. SECTION 1350


         In connection with the Annual Report on Form 10-K/A, Amendment No. 1 of The Meridian Resource Corporation (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



     1. The Form 10-K/A, Amendment No. 1 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Form 10-K/A, Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 29, 2004



                                                     /s/ Lloyd V. DeLano
                                                     ---------------------------
                                                     Lloyd V. DeLano
                                                     Chief Accounting Officer


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